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                                                                  EXHIBIT 10.69



                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into this 15th day of October, 1996 and made effective as of October 1, 1996, by and between HAYES MICROCOMPUTER PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 5835 Peachtree Corners East, Norcross, Georgia 30092, and THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation (hereinafter, together with its successors and assigns, referred to as "Lender") with an office at 135 West 50th Street, New York, New York 10020.

                                   RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement and a certain Conditions Precedent Rider thereto, both dated December 21, 1995, as amended by that certain First Amendment to Loan and Security Agreement, dated April 16, 1996, between Borrower and Lender and that certain First Amendment to Conditions Precedent Rider dated April 16, 1996 (collectively, as at any time amended, the "Loan Agreement") pursuant to which Lender may make revolving credit and term loans to Borrower in accordance with the terms thereof.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By deleting the reference to "$30,000,000" in the thirteenth line of Section 3.1(b) and by inserting in lieu thereof the reference to "$21,000,000"

                  (b) By deleting Section 9.1 in its entirety and by substituting in lieu thereof the following:




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                           9.1      Term. This Agreement shall only become
                  effective upon execution and delivery by Borrower and Lender in Atlanta, Georgia, and shall continue in full force and effect for a term of four (4) years from the Closing Date hereof and shall be deemed automatically renewed for successive terms of four (4) years thereafter unless terminated as of the end of the initial or any renewal term (each a "TERM") by either party giving the other written notice at least sixty (60) days' prior to the end of the then-current Term.

                  (c) By deleting the reference to "September 30, 1996" and "September 30, 1997" in Section 10.4 and by substituting in lieu thereof a reference to "December 31, 1996" and "December 31, 1997" respectively.

         3. ACKNOWLEDGEMENTS AND STIPULATIONS. Each of the Transaction Documents is modified by the Bringdown Certificate dated April 16, 1996, executed by Dennis E. Hayes as President of Borrower (the "Bringdown Certificate"). Borrower acknowledges and stipulates that the Loan Agreement and the other Transaction Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment; that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

         5. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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         8.       NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, the Subsidiary Security Agreements, or any of the other Transaction Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Transaction Documents, the parties agree that the terms of each of the Transaction Documents shall be strictly adhered to on and after the date hereof.

         9. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         10. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR OTHERWISE.

         11. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and

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delivered by their respective duly authorized officers on the date first written above.

ATTEST:                               HAYES MICROCOMPUTER PRODUCTS, INC.

                                      ("Borrower")

         /s/                          By:      /s/ Dennis C. Hayes
---------------------------------        ----------------------------------
Secretary                             Dennis C. Hayes, President
[CORPORATE SEAL]

                                      Accepted and Agreed to:

                                      THE CIT GROUP/CREDIT FINANCE, INC.
                                      ("Lender")

                                      By       /s/ Camye E. Lessman
                                         ----------------------------------
                                         Title:  Assistant Vice President
                                               ----------------------------


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                           CONSENT AND REAFFIRMATION

         The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment to Loan and Security Agreement.

                                         HAYES MICROCOMPUTER PRODUCTS
                                         (AUSTRALIA) PTY LIMITED

                                         By:      /s/ Dennis C. Hayes
                                            -------------------------------
                                            DENNIS C. HAYES, Director


                                         HAYES MICROCOMPUTER PRODUCTS
                                         (CANADA) LIMITED

                                         By:      /s/ Dennis C. Hayes
                                            -------------------------------
                                            DENNIS C. HAYES, President


                                         PRACTICAL PERIPHERALS (EUROPE)
                                         LIMITED

                                         By:      /s/ Dennis C. Hayes
                                            -------------------------------
                                            DENNIS C. HAYES, Director


                    [Signatures continued on following page]

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                                              HAYES MICROCOMPUTER PRODUCTS
                                              (FRANCE) S.A.R.L.

                                              By:      /s/ Dennis C. Hayes
                                                 -------------------------------
                                                 DENNIS C. HAYES,
                                                 Authorized Representative


                                              HAYES MICROCOMPUTER PRODUCTS
                                              DE MEXICO S.A. DE C.V.

                                              By:      /s/ Dennis C. Hayes
                                                 -------------------------------
                                                 DENNIS C. HAYES, Sole
                                                 Administrator


                                              HAYES MICROCOMPUTER PRODUCTS
                                              (SCANDINAVIA) APS

                                              By:      /s/ Dennis C. Hayes
                                                 -------------------------------
                                                 DENNIS C. HAYES, Managing
                                                 Director

                                              By:      /s/ William Louis Pechey
                                                 -------------------------------
                                                 WILLIAM LOUIS PECHEY,
                                                 Managing Director


                                              HAYES MICROCOMPUTER PRODUCTS
                                              (INTERNATIONAL) LIMITED

                                              By:      /s/ Dennis C. Hayes
                                                 -------------------------------
                                                 DENNIS C. HAYES, President


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                                     ENTERPRISE TECHNOLOGIES, INC.

                                     By:      /s/ Jack E. Fisher
                                        -------------------------------
                                        JACK E. FISHER, President


                                     HAYES GOVERNMENT SERVICES, INC.


                                     By:      /s/ Dennis C. Hayes
                                        -------------------------------
                                        DENNIS C. HAYES, President


                                              /s/ Dennis C. Hayes      (SEAL)
                                        -------------------------------
                                        DENNIS C. HAYES



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                       HAYES MICROCOMPUTER PRODUCTS, INC.
                            SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS

         I, James A. Jones, DO HEREBY CERTIFY, that I am the Secretary of HAYES MICROCOMPUTER PRODUCTS, INC. (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of October 15th, 1996; and that said resolutions are still in full force and effect:

         RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to THE CIT GROUP/CREDIT FINANCE, INC. ("Lender") (1) a Second Amendment to Loan and Security Agreement (the "Loan Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement dated December 21, 1995 between the Corporation and Lender, as amended (the "Loan Agreement"), (2) a First Amendment to Conditions Precedent Rider ("Conditions Amendment") providing for the amendment of certain terms of that certain Conditions Precedent Rider dated December 21, 1995, and (3) all other agreements, documents and instruments contemplated by or referred to in the Loan Amendment and Conditions Amendment or executed by the Corporation in connection therewith; said Loan Amendment or Conditions Amendment to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

         RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Loan Amendment and Conditions Amendment by Dennis C. Hayes, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

         RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

         I DO FURTHER CERTIFY that Joseph C. Formichelli is the President of the Corporation and James A. Jones is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.




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         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation in Atlanta, Georgia, this 15th day of October, 1996.

                                                /s/ James A. Jones
                                         --------------------------------
                                         James A. Jones, Secretary

                                         [CORPORATE SEAL]




         I, Joseph C. Formichelli, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that James A. Jones is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

                                                /s/ Joseph C. Formichelli
                                         --------------------------------
                                         Joseph C. Formichelli, President



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